UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 29, 2022
Gates Industrial Corporation plc
(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1144 Fifteenth Street, Denver, Colorado 80202
(Address of Principal Executive Offices) (Zip Code)
(303) 744-1911
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	GTES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2022, the Board of Directors (the “Board”) of Gates Industrial Corporation plc (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board, appointed Mr. Seth Meisel as a director of the Company, effective January 1, 2023. Mr. Meisel is expected to be nominated for reelection at the Company’s 2023 Annual General Meeting of Shareholders.

Pursuant to a Shareholders Agreement (the “Shareholders Agreement”), dated as of January 29, 2018, by and between the Company and certain affiliates of Blackstone Inc. (“Blackstone”), Blackstone has the right to designate nominees to the Board subject to the maintenance of certain ownership requirements in the Company. Mr. Meisel has been designated to the Board by Blackstone pursuant to the Shareholders Agreement. There have been no transactions involving Mr. Meisel that would be required to be disclosed by Item 404(a) of Regulation S-K.

The Nominating and Governance Committee of the Board has determined that Mr. Meisel qualifies as an independent director pursuant to the rules of the U.S. Securities and Exchange Commission, the New York Stock Exchange listing standards and the Company’s Corporate Governance Guidelines. At this time, Mr. Meisel will not serve on any committees of the Board and will not receive compensation for his service on the Board. The Company also expects Mr. Meisel to enter into the Company’s standard indemnification agreement for its non-employee directors.

On December 29, 2022, Mr. Terry Klebe notified the Company of his intention to resign from the Company’s Board. This resignation was effective as of December 31, 2022. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC (Registrant)
By:	/s/ Ivo Jurek
	Name:	Ivo Jurek
	Title:	Chief Executive Officer
Date: January 5, 2023